                                                                    EXHIBIT 10.1

                               SECOND AMENDMENT TO
                          REAL ESTATE PURCHASE CONTRACT


         THIS SECOND AMENDMENT TO REAL ESTATE PURCHASE CONTRACT (this "Amendment"), is made this 18th day of August, 1999 (the "Effective Date"), by and between Home Interiors & Gifts, Inc. ("Seller") and Parker Equities, Inc. ("Purchaser").

                                    RECITALS:

         WHEREAS, on July 19, 1999, Purchaser and Seller entered into that certain Real Estate Purchase Contract (the "Contract") relating to the purchase and sale of seven office/warehouse buildings, as more particularly described therein and amended by First Amendment to Real Estate Contract dated August 9, 1999; and

         WHEREAS, Purchaser and Seller now desire to enter into this Second Amendment to amend the Contract.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

         1. Title/Survey Objection Date. Notwithstanding the provisions of Sections 3.2 and 3.3 of the Contract, Purchaser's right to object to title and survey matters is hereby extended until August 24, 1999.

         2. Modifications. Except as expressly herein modified, the Contract shall remain in full force and effect in accordance with its terms. Except as otherwise expressly provided herein, all capitalized terms used but not defined herein shall have the same meaning as that attributed to such terms in the Contract.

         3. Effectiveness/Counterparts. This Amendment does not become effective as an amendment to the Contract or otherwise until executed and delivered by both Purchaser and Seller. This Amendment may be executed in counterparts, and facsimile signatures shall be deemed originals for all intents and purposes.

                                       PARKER EQUITIES, INC. ("PURCHASER")

                                       By: /s/ Jeff P. Howle
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                                            JEFF P. HOWLE, PRESIDENT

                                       HOME INTERIORS & GIFTS, INC. ("SELLER")

                                       By: /s/Bettina Simon
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                                       ITS: VP
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